Exhibit 99.1

[LOGO] CTC Media, Inc. 2011 Capital Markets Day

Legal Notice 0 Forward-Looking Statements: The matters to be discussed during this presentation as well as certain statements in this presentation that are not based on historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can, in some cases, be identified by the use of terms such as “may,” “will,” “should,” “could,” “would,” “intend,” “expect,” “plan,” “anticipate,” “believe,” “estimate”, “predict,” “project,” “potential,” or “continue” or other comparable terminology. Actual results may differ materially from the results predicted as a result of such risks and uncertainties, and reported information should not be considered as an indication of future performance. Such forward-looking statements include, among others, statements regarding expected growth of our audience share; our expectations to perform in-line with market growth; expected CAGR and volume of Russian TV advertising market; expected growth of CAGR of CTC International’s subscribers; expected TV advertising market growth in Russia, expected advertising spend as per cent of GDP in Russia; our plans to improve audience quality, plans to expand footprint in Russia; expected growth of TV advertising market in Kazakhstan, plans to expand our presence in the CIS countries, Europe and North America; plans to launch operations in Australia and New Zealand; plans regarding digitalization, such as to enter the second multiplex; our intensions to pay dividends in 2011; the expected amount of internet users in Russia, amount of internet penetration rate in Russia, amount of connected TV devices, amount of mobile internet users, expected growth of Videomore audience, expected growth of connected TV in Russia, expected launch of CTC, DTV and Domashny mobile applications and etc. These statements reflect the Company’s current expectations concerning future results and events. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CTC Media to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual future results to differ from those expressed by forward-looking statements include, among others, the implementation of recent Russian legislation that will change the structure of the Russian television advertising sales market; resulting changes to the structure of the Company’s sale of television advertising and its relationship with Video International; the Company’s ability to successfully implement its own internal sales house function and to achieve advertising sales comparable to or greater than those historically achieved by Video International as the Company’s sales house; developments in the value of the Russian ruble compared to the US dollar; changes in the size of the Russian television advertising market; the Company’s ability to deliver audience share, particularly in primetime, to its advertisers; free-to-air television remaining a significant advertising forum in Russia; and restrictions on foreign involvement in the Russian television business. These and other risks are described in the “Risk Factors” sections of CTC Media’s annual report on Form 10-K for FY 2010 filed with SEC on March 01, 2011. Other unknown or unpredictable factors could have material adverse effects on CTC Media’s future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed herein may not occur. You are cautioned not to place undue reliance on these forward-looking statements. CTC Media does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise. Non-GAAP Financial Measures: This presentation may also refer to non-GAAP financial measures. Reconciliations of our non-GAAP measures to the GAAP measures we consider most comparable are included in this presentation, which can be accessed through our website at http://www.ctcmedia.ru/investors/Capital_Markets_Day/

2011 Capital Markets Day Introduction and Investment Highlights Anton Kudryashov Chief Executive Officer

Slava Murugov Chief Content Officer Ruslan Tagiev CEO of TNS Russia Boris Podolsky Chief Financial Officer Today’s Speakers Yulia Moskvitina Chief Commercial Officer Peter Aven President of Alfa-Bank Anton Kudryashov Chief Executive Officer Anna-Maria Treneva Head of Digital Products Mikhail Nazarov Deputy General Manager of Analytical Center Video International Sergey Veselov Research Director of Analytical Center Video International 1

Today's Agenda

Introduction and Investment Highlights	**Anton Kudryashov**	**Chief Executive Officer**
Russian Growth: Structural Constraints Hinder Recovery	Peter Aven	President of Alfa-Bank
Russian Advertising Media Market Overview	Mikhail Nazarov	Deputy General Manager of Analytical Center Video International
	Sergey Veselov	Research Director of Analytical Center Video International
Key Growth Drivers	Anton Kudryashov	Chief Executive Officer
Session Wrap-up	Anton Kudryashov	Chief Executive Officer
Coffee break (11:00am – 11:30am)		
Channel Positioning and Content Strategy	Slava Murugov	Chief Content Officer & Head of CTC Channel
TV Audience Measurement in Russia	Ruslan Tagiev	CEO of TNS Russia
New Advertising Sales Structure	Yulia Moskvitina	Chief Commercial Officer
Session Wrap-up	Anton Kudryashov	Chief Executive Officer
Lunch (1:15pm - 2:45pm)		
New Media Initiatives	Anna-Maria Treneva	Head of Digital Products
Delivering Shareholder Value	Boris Podolsky	Chief Financial Officer
Session Wrap-up	Anton Kudryashov	Chief Executive Officer
Summary & Concluding Remarks	Anton Kudryashov	Chief Executive Officer
Dinner at the Billiard Room at the Sanderson Hotel	(reception starts at 7:00pm)	

media
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From Private TV Network to Vertically Integrated Public Media Company



CTC Media was founded as StoryFirst Communications
Launch of CTC Network
Alfa Group became a shareholder of CTC Media
First Russian TV series commissioned by CTC started airing
Launch of Domashny Network
Acquisition of the DTV group
Acquisition of Channel 31 in Kazakhstan
CTC Media enters Moldova free-to-air TV market
Acquisition of Costafilm and Soho Media production companies
Launch of CTC-international in Israel
Establishment of CTC Media's internal advertising sales house 'Everest Sales'
Launch of 'Videomore' online social television network
1989
1994
1996
1999
2002
2003
2004
2005
2006
2008
2009
2010
2011
TV broadcasting in Russia began
Modern Times Group became a shareholder of CTC Media
Changed name to CTC Media
Initial Public Offering on NASDAQ
Launch of CTC-international in USA
Launch of CTC-international in Germany

3

FREE-TO-AIR (RUSSIA) FREE-TO-AIR (CIS) CONTENT PRODUCTION CTC-INTERNATIONAL (PAY-TV) NEW MEDIA A Leading Independent Media Company in Russia and the CIS Channel 31 CTC TV Dixi channel KAZAKHSTAN MOLDOVA CTC – target audience All 6-54 Domashny – target audience Women 25-60 DTV – target audience All 25-54 SOHO MEDIA COSTAFILM International version of CTC channel In-house and third party content production Social TV Network AD SALES Internal advertising sales house Everest 4

Network Signal Uplink Time Shifted +4h,+7h Time Shifted +0h,+2h Two satellites covering all 9 time zones Affiliate 25% Ad Time Network 75% Ad Time About 2,000 independent affiliates contribute TV broadcasting and promotion in their territory Network contributes programming and branding CTC Network: about 100 mln viewers; 50 owned and operated stations and unmanned repeaters Domashny Network: about 68 mln viewers; 38 owned and operated station sand unmanned repeaters Benefiting from the Network Model in Russia DTV Network: about 60 mln viewers; 32 owned and operated stations and unmanned repeaters 5

 Strong Track Record of Market Outperformance and High Profitability CTC Media Revenues CAGR – 26% OIBDA CAGR – 22%* TV Ad Market CAGR – 17%* Billion Rub Note: (*) CAGR 2004-2010, all dynamics are provided in Rub terms (**) Excluding non-recurring items 6

Key Investment Highlights 7

2011 Capital Markets Day Key Growth Drivers Anton Kudryashov Chief Executive Officer

TV ad market CAGR USD billions 60 USD billions 65 Russia will become the 5th largest TV ad market in 2013 18.0% 8.0% Russia entered the top-9 TV ad markets in 2010 Developing markets grow much faster than developed markets Russian TV ad market growth outpaces emerging markets growth Russian TV Ad Market in a Global Context #1 in Europe Sources: ZenithOptimedia, Company’s estimates 1 0.2% 11% 10% 14% 18% 3% 0.0% 2.0% CAGR 2005-2011 CAGR 2011-2013 Developed markets Emerging markets Russia 0 18.4 10.1 9.4 6.2 5.4 5.1 4.6 4.2 3.5 0 10 20 30 USA Japan Brazil China Italy Germany UK France Russia Mexico 62.5 19.0 14.7 13.2 6.7 6.6 5.9 5.5 5.5 4.9 USA Japan China Brazil Italy Russia Germany UK Pan

Ad spend as % of GDP Free-to-Air TV Ad Market Growth TV Ad Market Growth is Accelerating % Sources: ZenithOptimedia, Company’s estimates CAGR 15-18% USD billions 2 2.4 1.9 1.7 1.1 0.6 0.3 0.6 1.7 0.6 0.7 0.8 0.8 1.4 1.6 2.9 0.5 3.0 0.2 0.5 0.5 0.7 0.0 0.8 1.6 2.4 3.2 Serbia Bosnia & Herzegovina Lithuania Slovenia Georgia CEE Median Russia Poland Moldova Ukraine Belarus 2008 (pre-crisis) 2010 4.4 5.5 3.5 4.2 0 3 6 9 12 2007 2008 2009 2010 2015F ---

CTC Growth Drivers Focus on ratings Proposed new target audience 14-44 in 2012 Stable 6-54 share 14-44 share growth Investments in programming Power ratio will remain high Better alignment with advertisers’ demand Increase of technical penetration Audience share dynamics Audience share, % All 6-54 All 14-44 All 14-44 13.0 – 14.0% All 6-54 ~ 3 12.0% 11.9% 12.6% 8.0% 10.0% 12.0% 14.0% 2010 2015F

Crisp positioning and identity Investments in programming Increase of technical penetration Increase of power ratio driven by: Audience share growth Decrease of average viewers’ age from 48 to 43 Domashny Growth Drivers F25-60 Audience share, % Audience share dynamics 4.0 - 5.0% 4 3.1% 0.0% 2.0% 4.0% 6.0% 2010 2015F

Optimal programming mix is identified Investments in programming Intensified marketing efforts Increase of technical penetration Increase of power ratio driven by: Audience share growth Decrease of average viewers’ age from 46 to 42 DTV Growth Drivers 25-54 Audience share, % Audience share dynamics 3.0 - 4.0% 5 2.1% 0.0% 2.0% 4.0% 2010 2015F

CTC Domashny DTV Technical penetration Technical penetration Technical penetration Further Footprint Expansion in Russia Plan to acquire 40 regional stations within the next 5 years for total amount of $90–100 mln ~ 96% ~ 86% ~ 80% 6 81.6% 2010 2015 72.5% 80.1% 2010 2015 93.7% 95.6% 2010 2015

We are focusing on developing own production Tailor-made content is the cornerstone of CTC’s programming No market for ready-to-use content Critical competitive factors Secured access to branded content (prime time) Maintain control over programming costs & processes Branded content monetized via different media segments and territories and long-term relationship with 3rd party producers Stable and predictable pricing Options for further episodes Right of first look for new products Ensure high ratings of acquired content (bonus-rating system) Acquisition of full rights In-house Production: An Important Part of Our Channels’ Success CTC average prime time audience share in-house produced content 13.1% vs. CTC average prime time audience share 12.6% Margosha series (adaptation of LaLola format) Daddy’s Girls (original sitcom) 7

Successful Performance of Channel 31 in Kazakhstan Positive revenue and market share dynamics Significant improvement of OIBDA margin since 2008 USD millions USD millions Growing market shares & profitability due to strengthening programming grid & cost optimization 8 10.5 9.3 11.9 10.8% 13.5% 6.2% 0.0 5.0 10.0 15.0 20.0 2008 2009 2010 0.0% 5.0% 10.0% 15.0% Revenue Market share -0.5 1.0 1.5 10.4% 12.2% -4.3% -2.0 -1.0 0.0 1.0 2.0 3.0 2008 2009 2010 -6.0% -1.0% 4.0% 9.0% 14.0% OIBDA OIBDA margin

Opportunities for CIS Expansion Belarus Ukraine Promising TV advertising market 2nd largest in the CIS ($374 mln in 2010) 15-20% CAGR expected in 2010-2015 Cultural fit Promising TV advertising market $64 mln in 2010 Expected to double during next 5 years Reasonable asset prices Cultural fit 9

% Number of subscribers CTC-International: Increasing CTC Media’s International Brand Awareness & Value Subscribers, thousands CAGR 90-110% 1,200 900 Present 2011 2012 10 33 1,100 0 300 600 900 1,200 2010 2015F 33 0 50 100 150 200 2010 2015

% New Media: We Are Wherever Our Viewers Are Up to 80 mln Internet users by 2014 Increasing adoption of connected TV More time with our viewers Mobile internet penetration growth Sources: PwC Global Media Outlook, GFK, FOM, J’son Partners, ComScore Digital Europe 2010, Company’s estimates 11 46 51 60 69 79 0 20 40 60 80 100 2010 2011 2012 2013 2014 Internet households in Russia Internet household penetration in Russia 18:59 20:26 18:59 20:51 23:43 0% 5% 10% 15% 20% 25% 30% 15-24 25-34 35-44 45-54 55+ 6:00 10:00 14:00 18:00 22:00 26:00 30:00 Reach,% Time spent, hours 1600 2500 3000 3500 0 500 1000 1500 2000 2500 3000 3500 4000 2010 2011 2012 2013 IPTV households in Russia, thousands Smart TV's in Russia, thousands 22 31 43 71 100 0 20 40 60 80 100 120 2010 2011 2012 2013 2014 Mobile Internet monthly audience, mln people

Digitalization – We are Preparing to Enter the Second Multiplex in 2017-2019 First multiplex Launch in 2015-2016 Includes 8 federal channels and 1 regional channel CTC Media channels are not included Second multiplex Launch estimated after 2017 9 channel slots are available 18 channels applied CTC and Domashny are likely to participate Third multiplex Launch estimated after 2020 DTV is likely to participate Preparing for digitalization by modernizing broadcasting equipment & digitalizing content library 12

Fully-Integrated Broadcaster with Clear Strategic Objectives 13

Russian Advertising Media Market Overview

Source: ZenithOptimedia, Russian Association of Communication Agencies (ACAR) Rank 2010 Ad market US$ billion 1 Germany 24,6 2 UK 18,0 3 France 12,9 4 Italy 10,8 5 Russia 8,2 6 Spain 7,9 Russian Advertising Market in European Context Ad market US$ billion 1 Germany 27,8 2 UK 16,5 3 France 13,0 4 Italy 11,2 5 Spain 7,9 20 Russia 0,9 Rank 2000 Ad market US$ billion 1 Germany 23,9 2 UK 16,9 3 France 12,3 4 Italy 10,4 5 Spain 7,8 6 Russia 6,8 Rank 2009 Ad market US$ billion 1 Germany 26,1 2 UK 19,2 3 France 13,6 4 Italy 12,0 5 Russia 11,9 6 Spain 9,9 Rank 2008

Ad Spend per Capita, 2010 ($, excl. VAT) Source: ZenithOptimedia, ACAR, Analytical Center Video International (ACVI)

Russian Advertising Market Changes Source: ACAR. TV figures include cable & satellite segment

Russia: Ad Spend Growth vs Consumer Expenditures Growth Source: Consumer expenditures - Euromonitor International Advertising expenditures - ACAR

Ad Trends by Medium, 2001 - 2010, % Source: ACAR 52 5 18 13 11 0% 10% 20% 30% 40% 50% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 TV Radio Print Outdoor Internet Other

Ad Market Share by Medium, % Russian ad media market shares, 2010, % TV ad share across markets, 2009, % Source: ACAR, ACVI estimates

Source: Russia (2010) - TNS, ACVI; UK (2006) - ZenithOptimedia, USA (2006) –TNS, ACVI estimates TV Ad Expenditures by Industries, %

Russian media CPT, 2010, US$ TV CPT across markets, 2010, US$ Source: Initiative, ACVI estimates Comparative Cost of Allocation – Cost per Thousand

Share TVR Russian TV Landscape Source: TNS, Russia (100+), all 4+, whole day, 2010

TV Ad Airtime Trading in Russia Industrial model Key indicators Trading currency TV advertising is a negotiated medium It is a supply and demand market TV airtime is sold on GRP basis TVR is the percentage of the total potential audience group viewing a particular program, spot, channel or time of day GRP - Gross Rating Point is the arithmetic sum of all TV ratings in a campaign media schedule Most campaigns approve money to buy certain number of GRP CPP – Cost per Rating Point, the actual cost of reaching 1% of a target demographic group (based on a 30" commercial) Cost per Rating Point determines how many GRPs will be purchased for the campaign budget CPP is the main trading currency on Russian TV ad market

Buying / Selling Practices LONG-TERM DEALS NEGOTIATIONS SHORT-TERM DEALS NEGOTIATIONS / BUYING / TVC PLACEMENT Buyer CPP – Cost per Rating Point Seller DEAL PARAMETERS Budget Dayparts Premium position / Discount Seasonality Floating / Fix Flexibility / Penalties Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec BUYING / TVC PLACEMENT Target Audience

 Available breaks – easy to choose, fast to book Demand Forecast Ad market research TV ad inventory forecast Inventory Forecast TVR ad blocks forecast Inventory macro-analysis IT Resources Unique software allocation system Inventory optimization SOFTWARE SYSTEM ARCHITECTURE Detailed info on environment Video International Services

Russian Ad Media Market Structure: 5 year Forecast Share of Ad Spend, 2015 Share of Ad Spend, 2010 Source: ACVI

Russian Ad Market (forecast), 2010 – 2015 Source: ACVI 2010 2011 2012 2013 2014 2015 Annual growth TV + 20% + 21% + 15% + 13% + 12% + 12% Total market + 21% + 18% + 17% + 14% + 13% + 12%

Thank you!

2011 Capital Markets Day Channel Positioning and Content Strategy Slava Murugov Chief Content Officer Head of CTC Channel

1 Universal Positioning of CTC Media Channels Source: TNS Needscope research

2 Our Solar System

3 Unique Positioning of CTC Media Channels Source: TNS Russia

Opportunities Arising from Fragmentation of Russian TV Market Top 3 state-controlled channels 1st tier channels 2nd tier channels Audience shares, all 6-54 4 Top 3 state-controlled channels: Channel One, Rossiya-1, NTV 1st tier channels: CTC, TNT, Ren TV 2nd tier channels: Domashny, DTV, TV Center, TV3, Rossiya-K, Channel 5, Rossiya-2, Zvezda, MTV, Rossiya-24, Muz-TV , 2x2, 7TV

5 Absolute leader in the 2nd tier channels Content strategy: original content & popular female genres Programming strategy: flexible schedule to reflect female lifestyle Focus on enhancing content quality Domashny – Television for Women of the 21st Century Domashny historic growth

6 DTV: We Found Our Unique Niche Provocative and edgy entertainment Content strategy: docu-reality, action entertainment and innovative approach to viewer generated content Programming strategy: right mix of acquired and local content, prime time based on line-ups of local content Marketing re-launch in summer Audience shares by time slot October 2010 – March 2011 Audience shares all 25-54, % Time-slot Weekday Weekend 07:00 - 08:00 2,7 2,7 08:00 - 09:00 1,5 2,0 09:00 - 10:00 2,0 3,6 10:00 - 11:00 2,5 3,3 11:00 - 12:00 2,5 2,8 12:00 - 13:00 2,1 2,7 13:00 - 14:00 2,3 2,2 14:00 - 15:00 2,2 2,0 15:00 - 16:00 2,6 2,4 16:00 - 17:00 2,9 2,6 17:00 - 18:00 2,4 2,3 18:00 - 19:00 1,7 2,2 19:00 - 20:00 1,7 1,7 20:00 - 21:00 2,1 1,6 21:00 - 22:00 2,3 1,7 22:00 - 23:00 2,0 1,7 23:00 - 24:00 2,2 1,8 24:00 - 25:00 2,8 1,9

7 CTC Demonstrating Growth Over Time 0.0

8 Perestrojka at CTC – Optimizing Audience Demographic Profile #2 in 14-44 #4 in 14-44 0.0 11.3 11.8 12.2 11.9 11.3 11.7 12.6 12.6 10.5 11 11.5 12 12.5 13 2007 2008 2009 2010 Audience share "all 6 - 54", % Audience share "all 14 - 44", %

9 76% of ad budgets, 57% of CTC audience in 2010 (2008: 54%) We Know What Advertisers Want

From March 28, 2011 New Season of Daddy’s Girls Weekdays 7 pm New Season of Voroniny (adaptation of Everybody Loves Raymond) Weekdays 8 pm Traffic Light (adaptation of Israeli format Ramzor) Weekdays 8:30 pm Hollywood and Russian Blockbusters Weekdays 9 pm 10 Strong Spring Season Line-Up

11 Transforming Creative Ideas into Ratings Performance

TV Audience Measurement in Russia 2011 CAPITAL MARKETS DAY 24 March 2011 London Ruslan Tagiev, CEO TNS Russia

Agenda TV Audience Measurement in Russia 1. Basic Principles and Standards 2. Current Status and Development Strategy 3. Key Russian TV Market Indicators 2

TNS Worldwide Global TNS Since 1960 Since 2008 a part of WPP/Kantar Research In 2009 merged with Research International 15 000 employees in 80 countries Over 15 areas of expertise including mass media TV Audience Measurements in 58 countries Including UK, USA, Brazil, Russia, India, China, etc. TNS Russia Since 1994 Research Agency No 1, Russian market share 20% The only Russian TV, Radio & Press data provider

TV Audience Measurement Basic principles

TV Audience Measurement Basic Principles 5

Audience/ Consumers Advertising Budget Allocation 6 Advertising Agency Advertiser £ € $ TV Channels GRP GRP GRP GRP Audience/Consumers

TV Audience Measurement Basic Principles 7

TV Audience Measurement Scheme 8 Defining Universe Forming Panel Collecting PeopleMeter Data Data Processing Full Air Monitoring Clients

TV Audience Measurement Standards: TV Panel 9

TV Audience Measurement Standards: Equipment PeopleMeters TNS 5000 Audio Matching System Technology works in 24 countries 84 000 peoplemeters in 48 000 households Largest Markets: China Russia (since 2011) Spain UK 10

TV Audience Measurement Standards: Monitoring Full TV broadcast monitoring Network 29 local markets incl. Moscow & St.Petersbourg 600+ TV channels 16 000 000+ events recorded per month 100+ attributes important to the client are in the database: Advertiser Product category Spot position in break Spot description, etc. 11

TV Audience Measurement Basic Principles 12

TV Audience Measurement Quality Assurance TAM Audits in Russia 1999 – Independent auditor Ph.D. Toby Syfret 2002 – Independent auditor Ph.D. Thomas Newman 2005 – Independent auditor Ph.D. Peter Menneer TAM Users Committee Since 2005, quarterly meetings Participants: Advertisers TV Channels Sales-Houses & Ad Agencies 13

TV Audience Measurement History. Current status. Development Strategy

TV Audience Measurement History in Russia 1990 1995 2000 2005 2010 15 1992 – 2000 Since 1996 Diary panel Peoplemeter panel Moscow, 300 households 1996 Russia (cities 100 000+), 1200 households 1999 Russia (cities 100 000+), 3573 households 2011 Development plan 2013

TV Audience Measurement in Russia: Current Status 16

Russian TV Market Today 17

Anytime. Anywhere. Any Device 18 + + +

TV Audience Measurement Development Philosophy 19 PORTABLE PEOPLEMETER (PPM) OUT-OF-HOME TV VIEWING, ALTERNATIVE PLATFORMS PEOPLEMETER + Audio Matching System TRADITIONAL HOME TV VIEWING RETURN-PATH-DATA: HOME TV VIEWING, MULTICHANNEL HOMES VIEWING via INTERNET

TV Audience Measurement in Russia: 2011-2013 Development 1 Technological Innovations 2 National Panel Development 3 Sample Size Increase 4 New TV Viewing Ways Measurement 5 Software Development 6 Monitoring Development 20

Russian TV Market Key figures

Daily Reach Russia cities 100 000+, aged 12+, January 2011 22 Radio: October-December 2010

Daily TV Viewing Time (min) Russia cities 100 000+, 5:00 – 29:00, September-June each year 23 In last 2 seasons Daily TV Viewing Time is stable or increasing even among young people.

THANK YOU FOR YOUR ATTENTION! 24

2011 Capital Markets Day New Advertising Sales Structure Yulia Moskvitina Chief Commercial Officer

1 Strong Track Record of Advertising Revenue Growth... US$ mln 357% ad revenue growth since launch in 2005 97% ad revenue growth within 5 years 19% ad revenue growth since pre-crisis 2008 by monetizing unique audiences which advertisers desire to reach 215.4 424.9 2005 2010 40.9 48.7 2008 2010 16.6 75.8 2005 2010

Growing Market Shares Through Increasing Combined Power Ratio



1.5x
power ratio
1.2x
power ratio
19%
12%
10%
13%
2004
2010
CTC Media "All 4+" Audience Share
National Ad Market Share

Power ratio = National TV advertising market share/All 4+ audience share

- Complimentary channels in portfolio
- Strong brands of CTC Media channels
- Audience quality
- Bundled sales
- Ad options beyond classic spots
- Highly professional trade marketing and promotion to advertisers

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1 Food 26% 2 Cosmetics 19% 3 Other goods and services 13% 4 Pharmaceuticals and vitamins 10% 5 Appliances 7% 6 Telecoms 5% 7 Detergents 5% 8 Personal care products 5% 9 Beverages 4% 10 Beer 4% 11 Auto and finance 2% 100% FY 20101 3 Stable Consumer Goods Client Base With Both Multi-National and Local Advertisers

4 Video International Alkasar Gazprom-Media / Russian TV Advertising Sales Structure before 2011 Advertising Agencies Advertisers Media Sales Houses: 2 major sales houses: Fast evolutionary development of recently emerged TV ad market in Russia CTC Media: National ad inventory was sold by VI since 1999, regional – since 2006

Quick and decisive response to regulation change led to optimized sales efficiency 5 Amendments to Advertising Law – A Challenge Turned into An Opportunity Fall 2010 – start of negotiations with advertisers for 2011 November 2010 – new agreement with VI is signed

6 New Deal with VI Ensures Continued Support from the Largest Player... ...and is accretive in terms of reduced cost of sales

7 Video International Advertising Agencies Gazprom-Media / Alkasar Advertisers Media Sales Houses: Advertising Sales Structure from 2011 Everest Sales RTR-Media Internal Sales Houses:

8 Benefits of Internal Sales House

9 2011 Sales Structure: National & Regional Ad Sales to Moscow-Based Clients CLIENTS Advertisers Advertising agencies CHANNELS Video International Up to 96% of Russian ad sales directly through Everest Sales

 Not more than 4% of Russian ad sales through Video International 10 2011 Sales Structure: Regional Ad Sales to Local Clients Local sales Signing deals with clients by VI local branches Sales directors of CTC Media regional stations 1.Pre-sale 2.Control of the deals 3.Trade marketing Regional sales to local clients CHANNELS’ Regional Stations Distribution of inventory between Moscow-based and regional clients Video International Subsidiaries

11 What Gives Us Confidence in the Success of Our New Sales Structure?

2011 Capital Markets Day New Media Initiatives Anna-Maria Treneva Head of Digital Products

We Want to Be Wherever Viewers Are Source: AKAR, PwC J’son & Partners Consulting, FOM Internet penetration rate increase to 54% by 2014 from 36% in 2011 80mln internet users by 2014 up from 45 mln in 2011 7mln Connected TV devices by 2013 up from 3mln in 2011 Up to 100mln by 2014 from 22mln monthly users of Mobile Internet in 2011 10 hours per month spent on social networks in 2010 Up to 2 bln. USD on Internet advertising in 2015

Strategic goals Our vision CTC Media is more than television Content: to form efficient digital library Distribution Platforms: to make our content available on every growing platform in Russia Monetization: through a variety of business models to monetize our content and brands Capitalizing on New Media Growth

Strategic Initiatives: We are Platform and Device Agnostic Mobile applications for 24/7 communication Platforms: iOs and Android Monetization: video and merchandising sales CTC Media web-portals, partnership with social networks Videoplatform: videomore.ru Monetization: SVOD, AVOD, sublicensing, branded cross media projects Widgets on ConnectedTV platforms Platforms: IPTV, STB SmartTV Monetization: SVOD, AVOD

VideoMore.RU: It's Time to Play!

Videomore Audience Growth 2010-2015


700
600
500
400
300
200
100
0
2010
2011
2012
2013
2014
2015
Average unique users per day, thousand

Company's estimates

- CTC Media platform for new media content distribution
- Social video network
- 10 000 content titles by the end of 2011
- Online services for social video viewing
- Attracting young audience through TV promo and major Internet players (incl. Mail.Ru Group)

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Connected TV: Our Content on Your TV Delivered via Internet

Mobile: Content Distribution Platform on the Go

Content Monetization: Clear Offer for Our Digital Consumer Content type Advertising VoD Transaction VoD Subscription VoD Catch up Catch forward CTCM Library Movies Other Capturing Value Through Different Channels

Branded niche web portals Branded applications for Social networks Branded entertainment on digital platforms CTC Media Brands And more! Brand Monetization: We See Great Potential in New Media

CTC Media: More Than Television Now

2011 Capital Markets Day Delivering Shareholder Value Boris Podolsky Chief Financial Officer

1 1 Exceptional Profitability by Broadcast Industry Standards US$ mln Sustainable OIBDA margins above 35%

2 High Levels of Cash Conversion Over 70% of OIBDA is converted to cash flow US$ mln

Investing in Business Development and Returning Cash to Shareholders US$ mln $515 mln of net acquisitions of businesses since 2006 CapEx of 2.5% of revenues on average annually Dividends of $80 mln in 2010 Intention to pay $100 million in cash dividends in 2011 26 40 419 42 134 3

4 Expanding Distribution Network to Drive Advertising Revenue Growth $97 million of net regional stations acquisitions since 2006 27 stations acquired Added over 500 affiliates US$ mln Technical penetration growth, y-o-y* +0.8 pp +0.1 pp +3.2 pp +3.0 pp * 2007: CTC + Domashny 2008-2010: CTC + Domashny + DTV Net acquisitions of regional stations in Russia +6.6 pp +6.2 pp +5.4 pp +5.2 pp +6.6 pp +7.4 pp +4.1 pp Technical penetration translates into additional revenue + $100 mln in advertising revenues

5 Stable Cost Structure Costs as % of revenue* Costs as % of total operating expenses* 58% 59% 58% 61% 66% and up to 50% of variable costs (*) Excluding non-recurring items OIBDA Margin* 46.9% 46.7% 43.8% 41.7% 36.7%

Investing in Programming to Drive Long-Term Audience and Revenue Growth US$ mln US$ mln US$ mln 12.9% 11.3% 11.8% 12.2% 11.9% 1.3% 2.4% 2.8% 2.8% 3.1% 1.8% 2.2% 2.1% 6 Target aud. share Target aud. share Target aud. share

7 Rising Shareholder Returns CTC Media significantly outperforms country and industry indices +350% +213% +70% +24%

8 Management Incentive Program Aligned with Shareholders’ Interests Long-term equity incentives represent over 80% of the fair value of the top management annual compensation

To Conclude... 9

10 Full-Year 2011 Outlook Approximately 20% total operating revenues growth in ruble terms* OIBDA margin of 34%-36% Capital expenditures (excluding acquisitions) of $25 million * (when adjusting the 2010 revenues for the commission payable to Video International for direct sales of CTC Media’s advertising inventory in Russia)

2011 Capital Markets Day Reconciliation of Non-GAAP Financial Measures

Use of Non-GAAP Financial Measures To supplement its financial s, which are prepared and presented in accordance with US GAAP, the Company uses the following non-GAAP financial measures: OIBDA (on a consolidated and segment basis) and OIBDA margin, as well as certain adjusted figures described below. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the accompanying financial tables included below. The Company uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance and liquidity by excluding certain expenses that may not be indicative of its recurring core business operating results. These metrics are used by management to further its understanding of the Company’s operating performance in the ordinary, ongoing and customary course of operations. The Company also believes that these metrics provide investors and equity analysts with a useful basis for analyzing operating performance against historical data and the results of comparable companies. OIBDA and OIBDA margin. OIBDA is defined as operating income before depreciation and amortization (exclusive of amortization of programming rights and sublicensing rights). OIBDA margin is defined as OIBDA divided by total operating revenues. The most directly comparable GAAP measures to OIBDA and OIBDA margin are operating income and operating income margin, respectively. Unlike operating income, OIBDA excludes depreciation and amortization, other than amortization of programming rights and sublicensing rights. The purchase of programming rights is the Company’s most significant expenditure that enables it to generate revenues, and OIBDA includes the impact of the amortization of these rights. Expenditures for capital items such as property, plant and equipment have a materially less significant impact on the Company’s ability to generate revenues. For this reason, the Company excludes the related depreciation expense for these items from OIBDA. Moreover, a significant portion of the Company’s intangible assets were acquired in business acquisitions. The amortization of intangible assets is therefore also excluded from OIBDA. Adjusted financial measures. CTC Media recognized an $18.7 million charge arising from the impairment of the broadcasting licenses of certain regional owned-and-operated stations in Russia and a $28.6 million stock-based compensation expense in conjunction with the previously announced settlement of litigation brought by CTC Media against its former CEO. CTC Media uses adjusted OIBDA (on a consolidated and segment basis), adjusted total operating expenses (before non-recurring items), adjusted operating income, adjusted net income before tax and noncontrolling interest, adjusted income tax expense, adjusted effective tax rate, adjusted net income and adjusted diluted earnings per share, each of which has been adjusted to exclude the non-recurring items described above, so as to permit management to assess and compare the operational performance of the business for the full years 2009 and 2010, and to facilitate comparisons for future reporting periods.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures CTC MEDIA, INC. AND SUBSIDIARIES RECONCILIATION OF CONSOLIDATED OIBDA TO CONSOLIDATED OPERATING INCOME CTC MEDIA, INC. AND SUBSIDIARIES RECONCILIATION OF CONSOLIDATED OIBDA MARGIN TO CONSOLIDATED OPERATING INCOME MARGIN

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures (continued) RECONCILIATION OF CONSOLIDATED ADJUSTED OIBDA AND OTHER ADJUSTED FINANCIAL MEASURES TO CONSOLIDATED OIBDA AND OTHER CORRESPONDING GAAP FINANCIAL MEASURES